Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 333-200831

BAILLIE GIFFORD FUNDS

Baillie Gifford Health Innovation Equities Fund

(The “Fund”)

Supplement dated November 14, 2022 to the prospectus of the Fund dated April 29, 2022, as supplemented or revised from time to time (the “Prospectus”).

Effective immediately:

1.	The first sentence in the fourth paragraph of the section titled “Principal Investment Strategies” relating to the Fund in the “Fund Summaries” section of the Prospectus is restated in its entirety as follows:

The portfolio managers select companies without being constrained by the Fund’s primary performance benchmark, the MSCI ACWI Index, or by any healthcare-specific index (such as the Fund’s secondary performance benchmark, the MSCI ACWI Health Care Index).

2.	Corresponding language replaces the first sentence in the fourth paragraph of the “Investment Strategies” disclosure relating to the Fund in the “Principal Investment Strategies” heading under “Additional Information about Principal Strategies and Risks” in the Prospectus.

3.	The description of the MSCI World Health Care Index in the section titled “Additional Performance Information” in the Prospectus is hereby deleted in its entirety and replaced by the following:

The MSCI ACWI Health Care Index includes large and mid cap securities across 23 developed markets and 24 emerging markets countries. All securities in the index are classified in the Health Care sector as per the Global Industry Classification Standard.

4.	The table titled “Composite Performance for Baillie Gifford Health Innovation Equities Fund” in the section titled “Similar Accounts” in the “Historical Performance Information for Similar Accounts” section of the Prospectus is restated in its entirety as follows:

Composite Performance for Baillie Gifford Health Innovation Equities Fund

Annualized returns for periods ended September 30, 2022:

Period	Health Innovation Composite (net of fees)	MSCI ACWI Index	MSCI ACWI Health Care Index
Since Inception (October 31, 2018)	7.1%	5.8%	8.1%
3 Years	5.9%	4.2%	8.9%
1 Years	-45.5%	-20.3%	-11.1%

Calendar year returns for the periods ended December 31:

Year	Health Innovation Composite (net of fees)	MSCI ACWI Index	MSCI ACWI Health Care Index
2021	-7.8%	19.0%	18.0%
2020	81.4%	16.8%	15.4%
2019	28.0%	27.3%	23.3%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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